Note 15 - Regulatory Matters	12 Months Ended
Sep. 30, 2022
Notes to Financial Statements
Public Utilities Disclosure [Text Block]

15. REGULATORY MATTERS

As discussed below for Spire Missouri and Spire Alabama, the Purchased Gas Adjustment (PGA) clauses and Gas Supply Adjustment (GSA) riders allow the Utilities to pass through to customers the cost of purchased gas supplies. Regulatory assets and regulatory liabilities related to the PGA clauses and the GSA rider are both labeled Unamortized Purchased Gas Adjustments herein.

The following regulatory assets and regulatory liabilities were reflected in the Balance Sheets as of September 30, 2022 and 2021.

	Spire		Spire Missouri		Spire Alabama
September 30	2022	2021	2022	2021	2022	2021
Regulatory Assets:
Current:
Pension and postretirement benefit costs	$—	$31.1	$—	$21.9	$—	$8.2
Unamortized purchased gas adjustments	322.2	243.5	275.1	242.8	43.8	—
Other	33.2	31.9	13.0	11.6	13.1	10.6
Total Current Regulatory Assets	355.4	306.5	288.1	276.3	56.9	18.8
Noncurrent:
Future income taxes due from customers	137.8	132.9	129.2	124.2	2.2	2.2
Pension and postretirement benefit costs	294.5	313.8	222.9	226.0	66.5	82.9
Cost of removal	493.7	431.9	25.2	34.9	468.5	397.0
Energy efficiency	57.2	47.6	57.2	47.6	—	—
Other	129.2	67.3	113.1	50.4	1.0	1.2
Total Noncurrent Regulatory Assets	1,112.4	993.5	547.6	483.1	538.2	483.3
Total Regulatory Assets	$1,467.8	$1,300.0	$835.7	$759.4	$595.1	$502.1
Regulatory Liabilities:
Current:
Pension and postretirement benefit costs	$—	$5.8	$—	$3.6	$—	$2.2
Unamortized purchased gas adjustments	—	11.0	—	—	—	10.2
Other	3.7	17.8	—	13.5	—	1.0
Total Current Regulatory Liabilities	3.7	34.6	—	17.1	—	13.4
Noncurrent:
Deferred taxes due to customers	145.3	127.5	127.9	110.2	—	—
Pension and postretirement benefit costs	172.6	159.3	143.6	131.4	19.4	19.8
Accrued cost of removal	32.9	36.2	—	4.9	—	—
Unamortized purchased gas adjustments	53.0	284.3	53.0	284.3	—	—
Other	14.4	13.6	7.3	8.0	3.6	3.6
Total Noncurrent Regulatory Liabilities	418.2	620.9	331.8	538.8	23.0	23.4
Total Regulatory Liabilities	$421.9	$655.5	$331.8	$555.9	$23.0	$36.8

A portion of the Company’s regulatory assets are not earning a return and are shown in the schedule below:

	Spire		Spire Missouri
September 30	2022	2021	2022	2021
Pension and postretirement benefit costs	$152.9	$165.7	$152.9	$165.7
Future income taxes due from customers	135.6	130.7	129.2	124.2
Unamortized purchase gas adjustments	275.1	242.8	275.1	242.8
Other	122.7	86.0	122.7	86.0
Total Regulatory Assets Not Earning a Return	$686.3	$625.2	$679.9	$618.7

Like all the Company’s regulatory assets, these regulatory assets are expected to be recovered from customers in future rates. The recovery period for the future income taxes due from customers and pension and other postretirement benefit costs could be 20 years or longer, based on current Internal Revenue Service guidelines and average remaining service life of active participants, respectively. The recovery period for the PGA assets is normally about one year, but a portion will be three years due to the Filing Adjustment Factor discussed below. The other items not earning a return are expected to be recovered over a period not to exceed 15 years, consistent with precedent set by the MoPSC, except for certain debt costs expected to be recovered over the related debt term, up to 35 years. Spire Alabama does not have any regulatory assets that are not earning a return.

Spire Missouri

As authorized by the MoPSC, the PGA clause allows Spire Missouri to flow through to customers, subject to prudence review by the MoPSC, the cost of purchased gas supplies. To better match customer billings with market natural gas prices, Spire Missouri is allowed to file to modify, on a periodic basis, the level of gas costs in its PGA. Certain provisions of the PGA clause are included below:

•

Spire Missouri has a risk management policy that allows for the purchase of natural gas derivative instruments with the goal of managing price risk associated with purchasing natural gas on behalf of its customers. The MoPSC clarified that costs, cost reductions, and carrying costs associated with the Utility’s use of natural gas derivative instruments are gas costs recoverable through the PGA mechanism.

•

The tariffs allow Spire Missouri flexibility to make up to three discretionary PGA changes during each year, in addition to its mandatory November PGA change, so long as such changes are separated by at least two months.

•

Spire Missouri is authorized to apply carrying costs to all over- or under-recoveries of gas costs, including costs and cost reductions associated with the use of derivative instruments, including cash payments for margin deposits.

•

Pre-tax income from off-system sales and capacity release revenues is shared with customers (such that customers receive 75% and Spire Missouri receives 25%), with an estimated amount assumed in PGA rates.

Pursuant to the provisions of the PGA clause, the difference between actual costs incurred and costs recovered through the application of the PGA clause, as well as the difference between the actual amount of off-system sales and capacity release revenues allocated to customers and the estimated amount assumed in PGA rates, are reflected as a regulatory asset or liability at the end of the fiscal year. At that time, the balance is classified as a current asset or current liability and recovered from, or credited to, customers over an annual period commencing in the subsequent November. The balance in the current account is amortized as amounts are reflected in customer billings.

On March 7, 2018, the MoPSC issued its order in two general rate cases (docketed as GR-2017-0215 and GR-2017-0216), approving new tariffs that became effective on April 19, 2018. Certain provisions of the order allowed less future recovery of certain deferred or capitalized costs than estimated based upon previous rate proceedings, and management determined that the related regulatory assets should be written down. Spire Missouri filed an appeal of portions of the MoPSC’s order, including the disallowance of certain pension costs. On February 9, 2021, the Missouri Supreme Court issued its decision, reversing the MoPSC’s order with respect to certain pension costs. The case was remanded back to the MoPSC with directions that $9.0 in pension assets that accrued between 1994 and 1996 be added to the Company’s prepaid pension asset. Based on the court’s decision, the Company increased its noncurrent regulatory asset for “Pension and postretirement benefit costs” and reduced operation and maintenance expense for the three months ended March 31, 2021. Like the original write-down in 2018, this adjustment is excluded for the net economic earnings financial measure. The remand issue is being considered as part of Spire Missouri’s ongoing general rate case (discussed below).

The Infrastructure System Replacement Surcharge (ISRS) allows Spire Missouri expedited recovery for its investment to replace its worn out or deteriorated infrastructure without the necessity of a formal rate case. On November 19, 2019, the Missouri Western District Court of Appeals issued rulings (“ISRS rulings”) that determined certain capital investments in 2016 through 2018 were not eligible for recovery under the ISRS. As a result, Spire Missouri recorded a $12.2 provision for fiscal year 2019, which was excluded for the net economic earnings financial measure. This matter was settled by the end of fiscal 2020. On December 23, 2021, Spire Missouri filed a new ISRS case, its first under the ISRS statute amendments of 2020, seeking accelerated recovery of $11.3 in annual revenue for eligible pipe replacement from June through December 2021. On April 21, 2022, the MoPSC approved a settlement among the parties to resolve the ISRS case, resulting in $8.5 in incremental annual revenue effective in May 2022. On June 3, 2022, Spire Missouri filed a new ISRS case, its first with the inclusion of the "Contractor Bid" requirement identified in the ISRS statute amendments of 2020, seeking accelerated recovery of $11.9 in annual revenue for eligible pipe replacement from January through June 2022. On October 5, 2022, the MoPSC approved a settlement among the parties to resolve the ISRS case, resulting in $10.5 in incremental revenue effective October 21, 2022, bringing total annual ISRS revenue to $19.0.

In September 2020, Spire Missouri, the MoPSC staff and the Office of Public Counsel (OPC) reached a Unanimous Stipulation and Agreement regarding Spire Missouri’s request for an Accounting Authority Order (AAO) pertaining to certain costs and lost customer fee revenue related to the COVID-19 pandemic. In October 2020, the MoPSC issued an order approving that agreement and granting an AAO for the period of March 1, 2020 through March 31, 2021. As part of the 2021 rate order discussed below, the settled balance of deferred costs, including foregone late payment fees and reconnect/disconnect fees that Spire Missouri was authorized to defer, totaled $6.2 and will be recovered through a five-year amortization of a regulatory asset.

In mid- February 2021, the central U.S. experienced a period of unusually severe cold weather (“Winter Storm Uri”), and Spire Missouri implemented an Operational Flow Order (OFO) to preserve the integrity of its distribution system. During this time, Spire Missouri was required to purchase additional natural gas supply, both to ensure adequate supply for its firm utility customers, and to cover the shortfall created when third-party marketers failed to deliver natural gas supply to its city gates on behalf of their customers. In accordance with its tariffs, Spire Missouri invoiced the cost of gas and associated penalties totaling $195.8 to non-compliant marketers pursuant to the MoPSC-approved OFO tariff and recorded accounts receivable. Recoveries collected will be an offset to cost of natural gas for firm utility customers through the PGA and Actual Cost Adjustment (ACA), so are net income neutral to Spire Missouri. The three largest counterparties did not remit payment when due, so Spire Missouri filed suit against them in federal court to recover the invoiced amounts. Some marketers filed complaints with the MoPSC requesting review of the transactions between them and Spire Missouri. Through the first quarter of fiscal 2022, the Company had no reason to believe the MoPSC would not follow the tariff and had determined collection was probable, so the entire amount was recognized. In late February 2022, the parties to the OFO waiver suits agreed to a settlement in principle, pursuant to which marketers will reimburse Spire Missouri for the actual cost of its incremental gas purchases to serve marketers’ customers during Winter Storm Uri, so Spire Missouri reduced revenue, accounts receivable, cost of gas and regulatory liabilities by approximately $150 in the second quarter of fiscal 2022. The settlement, which reduced the total amount due from the three marketers to approximately $42, was approved by the MoPSC in late May 2022. Pursuant to the approved settlement, the marketers have begun making payments to Spire Missouri that will be credited to the PGA/ACA, the marketer complaints have been dismissed at the MoPSC, and Spire Missouri has dismissed its federal lawsuits against the marketers. Spire Missouri is not subject to any upstream OFO penalties on any interstate pipelines.

As a result of the significant net deferred gas costs and average inventory cost in the second quarter of fiscal 2021, primarily due to Winter Storm Uri, Spire Missouri filed for and received MoPSC approval for an adjustment to the PGA tariff to increase a Filing Adjustment Factor (FAF) credit on customers' bills for three years. This helps customers by lowering the net PGA rate to mitigate impacts from Winter Storm Uri costs and the increased gas market from 2020 to 2021. All gas costs will eventually be recovered by Spire Missouri through the PGA or ACA mechanisms and carrying costs will be applied per the terms of the tariff.

Spire Missouri is able to sell excess natural gas supply and capacity to third parties off-system, resulting in significant savings to its firm utility customers through the gas incentive mechanisms of its PGA as described above. Spire Missouri retains 25% and passes 75% through to its customers as gas cost savings. During Winter Storm Uri, Spire Missouri had an unusually large off-system sale resulting in $100.0 of incremental gross revenue. Due to the nature and magnitude of this particular transaction, Spire Missouri initially deferred recognition of its 25% share and established a regulatory liability to allow time to assess the transaction in light of the open rate proceeding. When the regulatory treatment became clear in the fourth quarter of fiscal 2021, the Company reversed the liability and recorded the amount in operating revenues.

The MoPSC approved compliance tariffs with an effective date of December 23, 2021, in Spire Missouri’s general rate case GR-2021-0108. These new tariffs were designed to increase Spire Missouri’s aggregate annual gross base rate revenues by $72.2, which includes $24.9 incremental and $47.3 already being collected through the Infrastructure System Replacement Surcharge (ISRS). The decision, as reflected in the amended report and order dated November 12, 2021, revised the MoPSC’s long-standing position regarding Spire Missouri’s compliance with the FERC Uniform System of Accounts (USOA) on the capitalization of prudently incurred non-operational overheads. The amended report and order required Spire Missouri to cease capitalization of these overhead costs at the time new rates went into effect until a MoPSC staff audit of their revised interpretation of compliance with the USOA framework could be completed. MoPSC staff completed this audit and filed its audit report on March 18, 2022. The report recommends changes to Spire Missouri’s overhead capitalization rates based upon its new time study and the results of the audit. On April 13, 2022, the MoPSC issued an Order Authorizing Accounting Treatment clarifying that Spire Missouri may defer all non-operational overheads from December 23, 2021 forward into a regulatory asset for future review by the MoPSC in an appropriate proceeding. Based on Spire Missouri’s assessment of recoverability, the total amount deferred under this order was $42.8 through September 30, 2022, comprising:

•	$19.0 in accordance with new capitalization rates determined by the study and audit;
•	$18.8 of prudent costs which are in excess of the capitalization rates determined by the study and audit; and
•	$5.0 of prudent costs related to the April 2022 ISRS settlement discussed above.

On April 1, 2022, Spire Missouri filed tariff sheets to initiate a new general rate case proceeding which is intended to address the deferred amounts, along with other matters, and is expected to be resolved in the first half of fiscal 2023. The proposed tariff changes include revised rate schedules designed to produce an annual net increase in Spire Missouri’s gas revenues of approximately $151.9. Intervenor direct testimony was filed in late August and early September 2022. The MoPSC has set a test year ending September 30, 2021, adjusted for known and measurable rate base, revenue and expense items through May 31, 2022, with a true-up period through September 30, 2022. On October 7, 2022, Spire Missouri and various intervenors filed rebuttal testimony. MoPSC staff also filed updated accounting schedules reflecting a revised revenue requirement of $71.0. Local public hearings concluded in mid- October 2022. Following these hearings, the parties reached a Full Unanimous Stipulation and Agreement (the "Stipulation") to resolve all issues in the case which was filed with the MoPSC on November 4, 2022. A hearing regarding this Stipulation is currently set for November 18, 2022. The remainder of the procedural schedule has been suspended, pending MoPSC action on the Stipulation. If approved, the Stipulation would, among other things, authorize $78.0 in new base rate revenue (with rates effective no later than January 1, 2023), and authorize recovery of deferred overheads through amortization of the related regulatory assets discussed in the previous paragraph.

On May 27, 2022, the MoPSC staff filed an ACA Review Recommendation and Report for the ACA period that first includes transportation charges incurred by Spire Missouri for service on the Spire STL Pipeline. That report concluded that the transaction complied with Missouri affiliate transaction rules and was prudent, and it recommended no disallowance of any Spire STL Pipeline related costs from the ACA mechanism. On July 11, 2022, Spire Missouri filed its response comments in support of the recommendation. The Missouri Office of the Public Counsel and Environmental Defense Fund filed comments on July 29 and August 1, 2022, respectively, raising concerns about the Spire STL Pipeline transaction, the ACA process itself, and other matters. The MoPSC has not yet taken any further action in the docket.

The MoPSC has initiated their annual ACA dockets (GR-2022-0135 and GR-2022-0136) to audit gas commodity and transportation costs for the 2020-2021 heating season, which includes the impact of Winter Storm Uri on Spire Missouri's natural gas portfolio. The cases are expected to focus on the cost and amount of incremental natural gas purchases for the storm period, as well as the subscription and use of transportation and natural gas storage assets during the period.

On February 23, 2022, the MoPSC issued an order approving Spire Missouri’s request for $800.0 in new financing authority over three years, subject to certain customary conditions.

Spire Alabama

In October 2018, the APSC approved the renewal of its Rate Stabilization and Equalization (RSE) rate-setting process for Spire Alabama through September 30, 2022, limiting equity as a percent of total capitalization to a range of 56.5% to 55.5%. Under RSE, the APSC conducts quarterly reviews to determine whether Spire Alabama’s return on average common equity (ROE) at the end of the rate year will be within the allowed range of return. Reductions in rates can be made quarterly to bring the projected ROE within the allowed range; increases, however, are allowed only once each rate year, effective December 1, and cannot exceed 4% of prior-year revenues. Spire Alabama’s allowed range of ROE is 10.15% to 10.65% with an adjusting point of 10.4%. In September 2022, the APSC approved the renewal of RSE through September 30, 2025, with certain modifications to the current terms. Effective October 1, 2022, Spire Alabama's allowed range of return on average common equity is 9.50% to 9.90% with an adjusting point of 9.70%. Average Common Equity growth is limited to 6.00% each year. Spire Alabama retains the ability to receive a performance-based adjustment of +/- 10 basis points to the return on equity adjusting point, based upon the terms of the previously approved Accelerated Infrastructure Modernization (AIM) Program tariff. However, in September of 2022, Spire applied for and received approval to suspend the operation of the AIM performance-based adjustment for 2023. The quarterly reviews have been modified to occur only in March, June, and September. Spire Alabama retained the current equity limitation as a percent of total capitalization at 55.5% and adjustments to the Cost Control Measure (CCM) as noted below.

The inflation-based CCM established by the APSC, allows for annual changes in operation and maintenance (“O&M”) expense per customer relative to an index range. The CCM will be calculated based upon O&M expense per customer and the O&M base year will be Spire Alabama’s actual 2018 O&M expense with an adjustment to that base in 2019 of 2/3 of the 2018 CCM differential (amount below the CCM range in 2018) and an adjustment in 2020 of 1/3 of the 2018 CCM differential, with no adjustment to the base in 2021 and 2022. Spire Alabama’s 2018 actual rate year O&M expense will be inflation-adjusted using a new index range based on the June CPI-U each rate year plus or minus 1.50%. If rate year O&M expense falls within the index range, no adjustment is required. If rate year O&M expense exceeds the index range, three-quarters of the difference is returned to customers through future rate adjustments. To the extent rate year O&M is less than the index range, Spire Alabama benefits by one-half of the difference through future rate adjustments. Effective October 1, 2022, the Base Year O&M expense will be computed by averaging the actual O&M expenses for 2020, 2021, and 2022. The Base CPI-U will be computed by averaging the August CPI-U for 2020, 2021, 2022. The Index will be computed by measuring the change from the Base CPI-U to the August CPI-U of the preceding completed fiscal year, less a factor of 1.50%. The index range will be computed by adjusting the index plus or minus 1.50%. If rate year O&M expense falls within the index range, no adjustment is required. If rate year O&M expense exceeds the index range, three-quarters of the difference is returned to customers through future rate adjustments. To the extent rate year O&M is less than the index range, Spire Alabama benefits by one-half of the difference through future rate adjustments. If a benefit is achieved, the Base Year and the Base CPI-U for the following year will each be reset to an average of the three preceding completed years. If a benefit is not achieved, the Base Year and Base CPI-U will not be updated. Certain items that fluctuate based on situations demonstrated to be beyond Spire Alabama’s control may be excluded from the CCM calculation.

The RSE reduction for September 30, 2021, following the year end point of test was $2.2 to bring the expected rate of return on average common equity to within the allowed rate of return. The CCM benefit for rate year 2021 was $8.8. To mitigate the impact on ratepayers, Spire Alabama requested and received approval from the APSC to recover the 2021 CCM benefit over five years (with recognition of revenue only up to 24 months in advance of recovery). As a part of the annual update for RSE, on December 29, 2021, Spire Alabama filed an increase for rate year 2022 of $5.3. The 2021 RSE reduction of $2.2, the five-year recovery of the 2021 CCM benefit of $8.8 and the annual RSE increase of $5.3 were all effective on January 1, 2022. There was no RSE reduction in 2022 for the January 31, April 30, July 31 or September 30 quarterly points of test. Spire Alabama recorded a CCM benefit for rate year 2022 of $17.2. Similar to the rate year 2021 CCM benefit, Spire has requested and received approval to recover the rate year 2022 CCM benefit over five years. On October 26, 2022, Spire Alabama made its annual RSE rate filing with the APSC, presenting the utility’s budget for the fiscal year ending September 30, 2023, including net income and a calculation of allowed ROE.

Spire Alabama’s rate schedules for natural gas distribution charges contain a GSA rider which permits the pass-through to customers of changes in the cost of gas supply. Spire Alabama’s tariff provides a temperature adjustment mechanism, also included in the GSA rider, which is designed to moderate the impact of departures from normal temperatures on Spire Alabama’s earnings. The temperature adjustment applies primarily to residential, small commercial and small industrial customers. Other non-temperature weather-related conditions that may affect customer usage are not included in the temperature adjustment. There is also a mechanism under Spire Alabama's GSA rider allowing the utility to create value through off-system sales of excess natural gas supply and capacity and to retain 25% of the value created while giving 75% of the value to customers. As of April 2022, the first $1.6 of value from capacity release goes entirely to customers before Spire Alabama retains 25%. In the past year, Spire Alabama filed GSA rate increases effective December 1, 2021, April 1, 2022, August 1, 2022, and October 1, 2022, primarily attributable to higher natural gas prices.

The APSC approved an Enhanced Stability Reserve (ESR) in 1998, which was subsequently modified and expanded in 2010. As currently approved, the ESR provides deferred treatment and recovery for the following: (1) extraordinary O&M expenses related to environmental response costs; (2) extraordinary O&M expenses related to self-insurance costs that exceed $1.0 per occurrence; (3) extraordinary O&M expenses, other than environmental response costs and self-insurance costs, resulting from a single force majeure event or multiple force majeure events greater than $0.3 and $0.4, respectively, during a rate year; and (4) negative individual large commercial and industrial customer budget revenue variances that exceed $0.4 during a rate year. Charges to the ESR are subject to certain limitations which may disallow deferred treatment and which prescribe the timing of recovery. Subsequent to the nine-year period and subject to APSC authorization, Spire Alabama expects to be able to recover underfunded ESR balances over a five-year amortization period with an annual limitation of $0.7. Amounts in excess of this limitation are deferred for recovery in future years.

On July 12, 2022, the APSC approved Spire Alabama’s application for an intercompany revolving credit agreement allowing Spire Alabama to borrow from Spire in a principal amount not to exceed $275.0 (up from the previously approved $200.0) at any time outstanding in combination with its bank line of credit, and to loan to Spire in a principal amount not to exceed $25.0 (unchanged) at any time outstanding. On September 13, 2022, the APSC approved an application for up to $175.0 of additional long-term debt financing for Spire Alabama (ultimately issued on October 13, 2022).

Spire

In addition to those discussed above for Spire Missouri and Spire Alabama, Spire is affected by the following regulatory matters.

Spire Gulf has similar rate regulation to Spire Alabama. Its RSE rate-setting mechanism was renewed in September 2021 for a four-year term through September 2025. The RSE allowed ROE range was 10.45% to 10.95% with an adjusting point of 10.70% in fiscal 2021, while the ROE range is 9.70% to 10.30% with an adjusting point of 9.95% for fiscal 2022 through fiscal 2025. On October 26, 2021, Spire Gulf made its annual RSE rate filing with the APSC based on its budget for fiscal 2022 and an allowed ROE of 9.95%. New rates designed to provide increased annual revenues of $1.0 became effective January 3, 2022. On October 26, 2022, Spire Gulf made its annual RSE filing for fiscal 2023 reflecting an increase to annual revenues of $3.5 that is pending review by the APSC. The CCM has similar evaluation and recovery provisions when expenses exceed or are under a band of +/- 1.50% around the CPI-U inflated O&M per customer expense level from the base year, excluding expenses for pensions and gas bad debt. The base year for the O&M index was 2017 for fiscal 2020 and 2021 and was 2021 for fiscal 2022. Since a CCM benefit was recorded in fiscal 2022, the base year O&M index for fiscal 2023 through fiscal 2025 will be the 2022 O&M level. Spire Gulf recorded a CCM benefit for rate year 2021 of $2.3 to revenues, resulting in a net income benefit of $1.6. A CCM benefit of $1.7 was recorded for fiscal 2022 to an economic development fund that can be used for economic development purposes subject to APSC approval. Spire Gulf has a Cast Iron Main Replacement Factor (CIF) that provides an enhanced return on the pro-rata costs associated with cast iron main replacement exceeding 10 miles per year based on a 75% weighting for the equity content. Capital expenditures recovered under the CIF have not increased since fiscal 2019 pursuant to applicable tariff provisions although the Company is continuing to recover costs of service associated with accumulated expenditures under the CIF. Spire Gulf also has an ESR for negative revenue variances over $0.1 or a force majeure event expense of $0.1 (or two events that exceed $0.15), a Self Insurance Reserve for general liability coverage, and an Environmental Cost Recovery Factor that recovers 90% of prudently incurred costs for compliance with environmental laws, rules and regulations. Spire Gulf has an APSC-approved intercompany revolving credit agreement with Spire to borrow in a principal amount not to exceed $75.0 and to loan up to $25.0. On September 13, 2022, the APSC approved the issuance of $30.0 of long-term debt (ultimately issued on October 13, 2022) to refinance outstanding short-term debt.

Spire Mississippi utilizes a formula rate-making process under the Rate Stabilization Adjustment Rider (RSA). An allowed return on equity (currently 10.03%) is computed annually and compared to the actual return on equity based on a rate year ending June 30. If the actual equity return on an end of period rate base is beyond the allowed return on equity by 1.0%, then 75% of any shortfall is recovered through a rate increase and 50% of any excess results in a rate decrease. Updates may include known and measurable adjustments to historic costs from the 12 months ended June 30, submitted September 15 for an effective date of November 1, unless disputed by the Mississippi Public Utilities Staff (MPUS), with any disputes to be resolved by the Mississippi Public Service Commission (MSPSC) by January 15 of the following year. On January 12, 2021, the MSPSC approved an agreement between Spire Mississippi and the MPUS settling its RSA filing that was made on August 28, 2020, resulting in a $0.3 increase in annual revenue. New rates became effective January 13, 2021. On August 23, 2021, Spire Mississippi filed its RSA for the rate year ended June 30, 2021, which reflected an increase to annual revenue totaling $1.1. The MSPSC, by its order dated January 18, 2022, approved a stipulation agreement between the MPUS and Spire Mississippi that provided for increased annual revenues of $0.8 through rates that became effective on February 1, 2022. Spire Mississippi’s RSA filing made on September 14, 2022 reflected a rate increase of $1.3 and is pending review by the MPUS. A Supplemental Growth Rider provides recovery of certain system expansion projects to serve qualified economic development projects.

In August 2018, the FERC approved an order issuing a Certificate of Public Convenience and Necessity for the Spire STL Pipeline ( “August 2018 Order”). In November 2018, the FERC issued a Notice to Proceed, and in November 2019, Spire STL Pipeline received FERC authorization to place the pipeline into service. Also, in November 2019, the FERC issued an Order on Rehearing of the August 2018 Order dismissing or denying the outstanding requests for rehearing filed by several parties, dismissing the request for stay filed by one party, and noting the withdrawal of the request for rehearing by another party. In January 2020, two of the rehearing parties filed petitions for review of the FERC’s orders with the U.S. Court of Appeals for the District of Columbia Circuit (“DC Circuit”). On June 22, 2021, that court issued an order vacating the Certificate of Public Convenience and Necessity and remanding the matter back to the FERC for further action. On September 14, 2021, and December 3, 2021, the FERC issued temporary certificates to allow the pipeline to continue operating indefinitely while it considers approval of a new permanent certificate. Certain parties in the temporary certificate proceeding sought rehearing of the FERC’s December 3, 2021 temporary certificate. The FERC denied rehearing by operation of law on February 3, 2022. On March 7, 2022, one group of the rehearing parties filed a petition for review of FERC’s December 3, 2021 temporary certificate order in the DC Circuit limited to whether the temporary certificates carry eminent domain authority. On June 29, 2022, the DC Circuit issued an order holding the proceeding in abeyance pending the outcome of the FERC remand proceeding. Meanwhile on December 15, 2021, the FERC issued a notice of intent to prepare a supplemental environmental impact statement (EIS) regarding the Spire STL Pipeline. On October 7, 2022, the FERC staff issued its final EIS, concluding that “impacts from the continued operation of the Spire STL [Pipeline] would be less than significant, with the exception of climate change impacts resulting from GHG [greenhouse gas] emissions that are not characterized as significant or insignificant.”

Spire STL Pipeline will continue to pursue all legal and regulatory avenues to ensure access to reliable, affordable and safe delivery of energy for eastern Missouri. While there is no impairment at this time, if the pipeline is taken out of service, the Company’s financial condition and results of operations may be adversely impacted by impairment of Spire STL Pipeline’s assets, currently carried at over $270, and other effects. If Spire Missouri is unable to obtain sufficient pipeline capacity to meet its customers’ annual and seasonal natural gas demands, Spire Missouri’s financial condition and results of operations may be adversely impacted.

On October 9, 2020, Spire Storage West LLC (“Spire Storage”) filed with the FERC an Abbreviated Application for an Amendment of Certificate of Public Convenience and Necessity, Reaffirmation of Market-Based Rate Authority, and Related Authorizations pursuant to Section 7(c) of the Natural Gas Act. The application requests authorization to expand capacity and increase pipeline connectivity at certain of Spire Storage’s natural gas storage facilities in Wyoming. On March 15, 2022, the FERC issued a final EIS for this project, concluding that construction and operation of the project would not result in significant environmental impacts and that project greenhouse gas emissions fall even below the FERC’s presumptive significance threshold for climate change impacts. On May 19, 2022, the FERC approved an order issuing certificates and granting abandonment as requested in the application. On June 21, 2022, following the submittal of an implementation plan, the FERC staff issued its limited notice to proceed with the project.